EXHIBIT 10.11

AMENDMENT AND WAIVER

This Amendment and Waiver (this “Amendment”), dated as of December 31, 2005, is entered into by and between CREATIVE VISTAS, INC., an Arizona corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of that certain Registration Rights Agreement by and between the Company and Laurus, dated as of September 30, 2004 (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement by and between the Company and Laurus, dated as of September 30, 2004 (as amended, modified and/or supplemented from time to time, the “Securities Purchase Agreement”).

WHEREAS, the Registration Statement (as defined in the Registration Right Agreement) has not been declared effective by the Commission as required pursuant to Section 2(b)(ii) of the Registration Rights Agreement and as a result the Company owes Laurus certain liquidated damages (the “Liquidated Damages”) as determined in accordance with Section 2(b) of the Registration Rights Agreement; and

WHEREAS, the Company has not yet paid the Liquidated Damages; and

WHEREAS, Laurus has agreed to forgive the payment of the Liquidated Damages; and

WHEREAS, the Company and Laurus have agreed to make certain changes to the Registration Rights Agreement as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Laurus hereby waives any Liquidated Damages due and payable to Laurus by the Company up to and including the date hereof.

2.  Section 1 of the Registration Rights Agreement is hereby by amended by deleting the definition of “Effectiveness Date” in its entirety and inserting the following new definition in lieu thereof:

"Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than March 31, 2006 and (ii) with respect to each additional Registration Statement required to be filed hereunder, unless otherwise agreed to by the Company and Laurus, a date no later than forty five (45) days following the applicable Filing Date.

3.  Each amendment and waiver set forth herein shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment.

4.  Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Registration Rights Agreement, the Securities Purchase Agreement or any Related Agreement, and all of the other forms, terms and provisions of the Registration Rights Agreement, the Securities Purchase Agreement or any Related Agreement remain in full force and effect.

5.  The Company hereby represents and warrants to Laurus that (i) no Event of Default (as defined in each of the Note and that certain Security Agreement, dated as of September 30, 2004, by and among the Company, certain subsidiaries of the Company and Laurus (as amended, modified or supplemented from time to time, the “Security Agreement”) exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Registration Rights Agreement, the Securities Purchase Agreement, any Related Agreement, the Security Agreement and any Ancillary Agreement referred to in the Security Agreement are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company’s and its Subsidiaries’ covenant requirements set forth in each of the Registration Rights Agreement, the Securities Purchase Agreement, any Related Agreement, the Security Agreement and any Ancillary Agreement referred to in the Security Agreement have been met.

6.  From and after the Amendment Effective Date, all references in the Registration Rights Agreement, the Securities Purchase Agreement, any Related Agreement, the Security Agreement and any Ancillary Agreement to the Registration Rights Agreement shall be deemed to be references to the Registration Rights Agreement as modified hereby.

7.  This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to be signed in its name effective as of the date first above written.

CREATIVE VISTAS, INC.

By:   /s/ Heung Hung Lee

Name: Heung Hung Lee
Title: Secretary

LAURUS MASTER FUND, LTD.

By:  /s/ David Grin

Name: David Grin
Title: Director